Exhibit 99.1

Harris Corporation Completes Acquisition of Exelis

Creates Significantly Greater Scale and Strengthens Core Franchises

MELBOURNE, Fla., May 29, 2015 – Harris Corporation (NYSE:HRS) today completed its previously announced acquisition of Exelis Inc. (NYSE:XLS). Each outstanding share of Exelis common stock converted into the right to receive $16.625 in cash and 0.1025 of a share of Harris common stock. Harris shareholders own 85 percent of the combined company and Exelis shareholders own 15 percent.

“The Exelis acquisition is transformative for our company and marks a major milestone in Harris’ 120-year history,” said William M. Brown, chairman, president and chief executive officer of Harris. “With about $8 billion in combined pro forma revenue, the acquisition creates significantly greater scale, bringing together two engineering-driven companies and workforces with similar cultures that value technology leadership. Together, the two companies’ complementary technologies and capabilities strengthen core franchises and provide new opportunities for innovation to solve our customers’ most complex challenges.”

As previously communicated, the transaction is expected to be slightly accretive on a GAAP basis to Harris in the first full year and a significant contributor thereafter. Harris is executing its detailed integration plan to deliver significant and lasting value for all stakeholders. The company expects to provide fiscal 2016 guidance on its fourth quarter fiscal 2015 earnings call.

About Harris Corporation

Harris provides advanced, technology-based solutions that solve government and commercial customers’ mission critical challenges. The company has approximately $8 billion in annual revenue and about 23,000 employees – including 9,000 engineers and scientists – supporting customers in more than 125 countries. Learn more at harris.com.

Forward-Looking Statements

Statements in this press release that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include but are not limited to: the anticipated benefits and effects of the acquisition, including expectations for earnings accretion and other effects on future financial and operating results; plans to deliver significant and lasting value for all stakeholders; the timing of providing fiscal 2016 guidance; and other statements regarding outlook or that are not historical facts. Harris cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Harris’ consolidated results, future trends and forward-looking statements could be affected by many factors, risks and uncertainties, including but not limited to the following: strategic acquisitions and the risks and uncertainties related thereto, including Harris’ ability to manage and integrate acquired business; risks related to disruption of management time from ongoing business operations due to the acquisition; the risk that Harris may fail to realize the benefits expected from the acquisition; and the risk that the acquisition could have an adverse

HARRIS CORPORATION

effect on the ability of Harris and Exelis to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, including the U.S. Government, and on their operating results and businesses generally. Further information relating to factors that may impact Harris’ and Exelis’ results and forward-looking statements are disclosed in their respective filings with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date of this press release, and Harris disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements.

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Investor inquiries: Pamela Padgett at 321-727-9383, or pamela.padgett@harris.com

Media inquiries: Jim Burke at 321-727-9131, or jim.burke@harris.com

HARRIS CORPORATION